SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 16, 1997


                            ONE VALLEY BANCORP, INC.
             (Exact Name of Registrant as specified in its charter)


      WEST VIRGINIA                   No. 0-10042           No. 55-0609408
(State or other jurisdiction          (Commission            (IRS employer
     of incorporation)                File Number)        Identification No.)

            ONE VALLEY SQUARE
              P.O. BOX 1793
              CHARLESTON, WV                                     25326
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (304) 348-7000


          (Registrant's former address of principal executive offices)

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Item 5.  Other Events.

         On December 16, 1997, One Valley Bancorp, Inc., a West Virginia corporation (the "Registrant"), entered into an Agreement and Plan of Merger by and between the Registrant and FFVA Financial Corporation, a Virginia corporation ("FFVA Financial"), for a tax-free merger of the two companies pursuant to which each outstanding share of common stock, par value $0.10 per share, of FFVA Financial would be converted into 1.05 shares of common stock, par value $10.00 per share, of the Registrant (the "Proposed Merger").

This current registration on Form 8-K contains forward looking statements with respect to the financial condition, results of operations and business of the Registrant and, assuming the consummation of the merger, a combined Registrant/FFVA Financial including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger; and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the business of the Registrant and FFVA Financial are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in Virginia and West Virginia, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would engage. These statements involve risk and uncertainty. Actual results, accordingly, may differ materially from management expectations.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.


             99.1 Press release dated December 16, 1997 announcing the Proposed Merger.

             99.2 Investor presentation materials used by the Registrant on December 17, 1997 relating to the Proposed Merger.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 1997

                                           ONE VALLEY BANCORP, INC.


                                           By: __________________________
                                               Name:  J. Holmes Morrison
                                               Title: President and Chief
                                                      Executive Officer


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


                                  Exhibit Index

99.1     Press release dated December 16, 1997 announcing the Proposed Merger.

99.2 Investor presentation materials used by the Registrant on December 16, 1997 relating to the Proposed Merger.


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